Exhibit 99.1

Final Sanction Removed at InnovAge Sacramento PACE Center Enabling New Participant Enrollment

DENVER, CO., May 1, 2023 (GLOBE NEWSWIRE) – InnovAge Holding Corp. (“InnovAge”) (Nasdaq: INNV), an industry leader in providing comprehensive healthcare programs to frail dual-eligible seniors through the Program of All-inclusive Care for the Elderly (PACE), announced today that the California Department of Health Care Services (DHCS) is releasing InnovAge’s Sacramento PACE center from enrollment sanction effective May 1, 2023.

The state’s action follows its completion of a validation audit in December of last year and the release of sanction by the Centers for Medicare and Medicaid Services (CMS) in November of 2022. The release of both sanctions permits InnovAge to resume normal enrollment of eligible Sacramento seniors into the PACE program at its center. CMS and DHCS are requiring InnovAge to conduct post-sanction corrective action and monitoring activities to address any issues identified during validation audits.

“I am proud of the work our team has done to earn the support of our regulatory partners to resume enrollment of eligible Sacramento seniors into the PACE program,” said CEO Patrick Blair.  “With a dedication to our mission, our InnovAge associates worked tirelessly on continually improving the quality of care and service our valued participants receive.”

Blair concluded, “I am also grateful for the partnership and support provided by our state and federal regulatory partners as we addressed their findings to strengthen our operations in Sacramento and across the enterprise. As a team, we are committed to an ongoing journey of improvement and operational excellence as we endeavor to expand access to community-based care for even more seniors.”

About InnovAge

InnovAge is a market leader in managing the care of high-cost, dual-eligible seniors through the Program of All-inclusive Care for the Elderly (PACE). With a mission of enabling older adults to age independently in their own homes for as long as safely possible, InnovAge’s patient-centered care model is designed to improve the quality of care its participants receive while reducing over-utilization of high-cost care settings. InnovAge believes its PACE healthcare model is one in which all constituencies — participants, their families, providers, and government payors — “win.” As of December. 31, 2022, InnovAge served approximately 6,460 participants across 18 centers in five states. https://www.innovage.com/.

Investor Contact:

Ryan Kubota

rkubota@innovage.com

Media Contact:

Lara Hazenfield

lhazenfield@innovage.com

Forward-Looking Statements - Safe Harbor

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and other words and terms of similar meaning that they do not relate strictly to historical or current facts. Examples of forward-looking statements include, statements regarding our expectations with respect to the enrollment of participants in California and other jurisdictions; the Company’s prospects following release of sanctions; developments regarding the Company’s audits; relationships and discussions with regulatory agencies; and our expectations with respect to correcting deficiencies raised in audits and other processes. Forward-looking statements are based only on currently available information and our current beliefs, expectations and assumptions. You should not place undue reliance on our forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: (i) the risk that the Company is not able to enroll new participants in its Sacramento center or other centers in the near term or at all; (ii) the results of periodic inspections, reviews, audits, or investigations under the federal and state government programs; (iii) our ability to satisfactorily conduct post-sanction corrective action as required by the respective federal and state government programs in the states of California and Colorado; (iv) our ability to sufficiently cure any deficiencies identified by the regulators in New Mexico; (v) our inability to enroll or attract new participants and grow our revenue in our current centers and de novo centers; and (vi) the concentration of our presence in Colorado. For a detailed discussion of the risks and uncertainties that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, our most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q, in each case, as filed with the SEC.

Any forward-looking statement made by the Company is based on information currently available to us. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.